Exhibit 21.1

Eaton Corporation plc

S-4 Registration Statement

Exhibit 21.1

Subsidiaries of Eaton Corporation plc

Eaton is publicly held and has no parent corporation. Eaton’s subsidiaries as of July 31, 2013 and the state or country in which each was organized are as follows:

Consolidated Subsidiaries (A)	Where Organized
Elpro Technologies, LLC	California
Illumination Management Solutions, Inc.	California
Martek Power Incorporated	California
Eaton Energy Solutions, Inc.	Colorado
Aeroquip International Inc.	Delaware
Bussmann International Holdings, LLC	Delaware
Bussmann International, Inc.	Delaware
CBE Services, Inc.	Delaware
Cooper B-Line, Inc.	Delaware
Cooper Bussmann, LLC	Delaware
Cooper Crouse-Hinds MTL, Inc.	Delaware
Cooper Crouse-Hinds, LLC	Delaware
Cooper Electrical International, LLC	Delaware
Cooper Enterprises LLC	Delaware
Cooper Finance USA, Inc.	Delaware
Cooper Industries International, LLC	Delaware
Cooper Industries Middle East, LLC	Delaware
Cooper Industries Philippines, LLC	Delaware
Cooper Industries Poland, LLC	Delaware
Cooper Industries South Africa, LLC	Delaware
Cooper Industries Vietnam, LLC	Delaware
Cooper Industries, LLC	Delaware
Cooper Interconnect, Inc.	Delaware
Cooper International Finance, Inc.	Delaware
Cooper Lighting, LLC	Delaware
Cooper Notification, Inc.	Delaware
Cooper Power Systems, LLC	Delaware
Cooper Technologies Company	Delaware
Eaton Aerospace LLC	Delaware
Eaton Asia Investments Corporation	Delaware
Eaton Electric Holdings LLC	Delaware
Eaton Holding International LLC	Delaware
Eaton Hydraulics LLC	Delaware
Eaton Industrial Corporation	Delaware
Eaton International Corporation	Delaware
Eaton Worldwide LLC	Delaware
EIC Holding GP I	Delaware
EIC Holding GP II	Delaware
EIC Holding GP III	Delaware
EIC Holding GP IV	Delaware
EIC Holding I LLC	Delaware

EIC Holding II LLC	Delaware
EIC Holding III LLC	Delaware
EIC Holding IV LLC	Delaware
EIC Holding V LLC	Delaware
EIC Holding VI LLC	Delaware
FHF Safety Products Inc.	Delaware
Hernis Scan Systems Holdings, Inc.	Delaware
Intelligent Switchgear Organization LLC	Delaware
Martek Group Inc.	Delaware
Martek Power Holdings Inc.	Delaware
McGraw-Edison Development Corporation	Delaware
MTL Instruments LLC	Delaware
MTL Partners II, Inc.	Delaware
MTL Partners, Inc.	Delaware
Standard Automation & Control LP	Delaware
Vickers International Inc.	Delaware
Viking Electronics, Inc.	Delaware
Wright Line Holding, Inc.	Delaware
Wright Line LLC	Delaware
Azonix Corporation	Massachusetts
WPI-Boston Division, Inc.	Massachusetts
Eaton Ann Arbor LLC	Michigan
Cannon Technologies, Inc.	Minnesota
Cooper Wheelock, Inc.	New Jersey
RTK Instruments Limited Liability Company	New Jersey
Cooper Wiring Devices, Inc.	New York
Eaton (US) LLC	Ohio
Eaton Aeroquip LLC	Ohio
Eaton Corporation	Ohio
Eaton Holding II LLC	Ohio
Eaton Holding LLC	Ohio
Eaton Leasing Corporation	Ohio
Eaton US Holdings, Inc.	Ohio
Sure Power, Inc.	Oregon
Martek Power Laser Drive, LLC	Pennsylvania
Cooper Securities, Inc.	Texas
HERNIS Scan Systems - US Inc.	Texas
Cooper Power Systems Transportation Company	Wisconsin
Eaton Industries (Argentina) S.A.	Argentina
Cooper Australia Holdings Pty. Ltd.	Australia
Cooper Australia Investments Pty. Ltd.	Australia
Cooper Electrical Australia Pty. Limited	Australia
Eaton Industries Pty. Ltd.	Australia
Elpro International Pty Ltd.	Australia
Elpro Technologies Pty. Limited	Australia
MTL Instruments Pty Limited	Australia
Eaton Holding G.m.b.H.	Austria
Eaton Industries (Austria) G.m.b.H.	Austria
Eaton Holding SRL	Barbados
Eaton Electric SPRL	Belgium

Eaton Filtration BVBA	Belgium
Eaton Industries (Belgium) BVBA	Belgium
Aeroquip-Vickers International Ltd.	Bermuda
Cambridge International Insurance Company Ltd.	Bermuda
Cooper Bermuda Investments Ltd.	Bermuda
Cooper Finance Group Ltd.	Bermuda
Cooper Investment Group Ltd.	Bermuda
Cooper Offshore Holdings Ltd.	Bermuda
Eaton Industries Holdings Ltd.	Bermuda
Eaton Services Limited	Bermuda
Saturn Insurance Company Ltd.	Bermuda
Aeroquip do Brasil Ltda.	Brazil
Blinda Industria e Comercio Ltda.	Brazil
Bussmann do Brasil Ltda.	Brazil
Cooper Power Systems do Brasil Ltda.	Brazil
Eaton Ltda.	Brazil
Eaton Power Solutions Ltda.	Brazil
Hernis Scan System do Brasil Comercio E Servicos LTDA	Brazil
Moeller Electric Ltda.	Brazil
Moeller Industria de electro-electronicos do Amazonas Ltda.	Brazil
Collins Associates Ltd.	British Virgin Islands
Digital Lighting Holdings Limited	British Virgin Islands
Phoenixtec International Corp.	British Virgin Islands
Senyuan International Investments Limited	British Virgin Islands
Silver Light International Limited	British Virgin Islands
Winner Hydraulics Ltd.	British Virgin Islands
Eaton Industries EOOD	Bulgaria
Aeroquip-Vickers Canada, Inc.	Canada
Arrow Hose & Tubing, Inc	Canada
Cooper Finance (Canada) L.P.	Canada
Cooper Indusries Holdings (Canada) Inc.	Canada
Cooper Industries (Canada) Inc.	Canada
Cooper Industries (Electrical) Inc.	Canada
CopperLogic, Ltd.	Canada
Cyme International T & D Inc.	Canada
Eaton ETN Offshore Company	Canada
Eaton ETN Offshore II Company	Canada
Eaton Industries (Canada) Company	Canada
Fifth Light Technology Ltd.	Canada
Moeller Canada Limited	Canada
Aeroquip Financial Ltd.	Cayman Islands
Cooper Colombia Investments, Ltd.	Cayman Islands
Cooper International Holdings, Ltd.	Cayman Islands
Cooper Netherlands Investments, Ltd.	Cayman Islands
Cooper Switzerland Investments, Ltd.	Cayman Islands
Cutler-Hammer Electrical Company	Cayman Islands

Cutler-Hammer Industries Ltd.	Cayman Islands
Eaton Holding I Limited	Cayman Islands
Eaton Holding II Limited	Cayman Islands
Eaton Holding III Limited	Cayman Islands
Georgetown Financial Services Ltd.	Cayman Islands
Green Holding Company	Cayman Islands
Eaton Industries (Chile) S.p.A.	Chile
Rolec Comercial e Industrial S.A.	Chile
Beijing Internormen-Filter Ltd. Co.	China
Cooper (China) Co., Ltd.	China
Cooper (Ningbo) Electric Co., Ltd.	China
Cooper Edison (Pingdingshan) Electronic Technologies Co., Ltd.	China
Cooper Electric (Changzhou) Co., Ltd.	China
Cooper Electric (Shanghai) Co., Ltd.	China
Cooper Electronic Technologies (Shanghai) Co., Ltd.	China
Cooper Shanghai Power Capacitor Co., Ltd.	China
Cooper Xi’an Fusegear Co., Ltd.	China
Cooper Yuhua (Changzhou) Electric Equipment Manufacturing Co., Ltd.	China
Digital Lighting (Dong Guan) Co., Ltd.	China
Dongguan Cooper Electronics Co. Ltd.	China
Dongguan Fu Li An Electronics Co., Ltd.	China
Dongguan Wiring Devices Electronics Co., Ltd.	China
Eaton (China) Investments Co., Ltd.	China
Eaton Electrical (Zhongshan) Co., Ltd.	China
Eaton Electrical Equipment Co., Ltd.	China
Eaton Electrical Ltd.	China
Eaton Filtration (Shanghai) Co. Ltd.	China
Eaton Fluid Power (Shanghai) Co., Ltd.	China
Eaton Hydraulics (Luzhou) Co., Ltd.	China
Eaton Hydraulics (Ningbo) Co., Ltd.	China
Eaton Hydraulics Systems (Jining) Co., Ltd.	China
Eaton Industrial Clutches and Brakes (Shanghai) Co., Ltd.	China
Eaton Industries (Jining) Co., Ltd	China
Eaton Industries (Shanghai) Co., Ltd.	China
Eaton Industries (Wuxi) Co. Ltd.	China
Eaton Power Quality (Shanghai) Co., Ltd.	China
Eaton SAMC (Shanghai) Aircraft Conveyance System Manufacturing Co., Ltd.	China
Eaton Senstar Automotive Fluid Connectors (Shanghai) Co., Ltd.	China
Funke+Huster (Tianjin) Electronics Co. Ltd.	China
Gomex Rubber and Plastics (Shanghai) Ltd.	China
Kaicheng Funke+Huster (Tangshan) Mining Electrical Co. Ltd.	China
Lian Zheng Electronics (Shenzhen) Co., Ltd.	China
Moeller Electric (Shanghai) Co., Ltd.	China
MTL Instruments (Shanghai) Co. Ltd	China
Nanjing Xinyijia Electrical Co., Ltd.	China
Phoenixtec Electronics (Shenzhen) Co., Ltd.	China
Santak Electronics (Shenzhen) Co., Ltd.	China
Shanghai Eaton Engine Components Co., Ltd.	China
UPE Electronics (Shenzhen) Co., Ltd.	China
Zhenjiang Daqo Eaton Electrical Systems Co., Ltd.	China

Cooper Industries Colombia S.A.S.	Colombia
Eaton Industries (Colombia) S.A.S.	Colombia
Eaton Electrical S.A.	Costa Rica
Eaton Finance N.V.	Curacao
Eaton Electric s.r.o.	Czech Republic
Eaton Elektrotechnika s.r.o.	Czech Republic
Eaton Industries s.r.o.	Czech Republic
Eaton Electrical ApS	Denmark
Eaton Filtration (Denmark) ApS	Denmark
Cutler-Hammer, SRL	Dominican Republic
Eaton Industries (Egypt) Ltd.	Egypt
Eaton Holec OY	Finland
Eaton Power Quality OY (Finland)	Finland
Cooper Capri S.A.S.	France
Cooper Menvier France SARL	France
Cooper Securite S.A.S.	France
Eaton France Holding S.A.S.	France
Eaton Industries (France) S.A.S.	France
Eaton Power Quality S.A.S.	France
Eaton S.A.S.	France
Eaton Technologies S.A.	France
Martek Power F SAS	France
MP Group SAS	France
MTL Instruments SARL	France
Sefelec SAS	France
Semelec SAS	France
CEAG Notlichtsysteme GmbH	Germany
Cooper Crouse-Hinds GmbH	Germany
Cooper Germany Holdings GmbH	Germany
Cooper Industries Finanzierungs-GbR	Germany
Cooper Industries Holdings GmbH	Germany
Cooper Investments Partners GmbH Co. KG	Germany
Cooper Investments Verwaltungsgesellschaft mbH	Germany
Eaton Automotive G.m.b.H.	Germany
Eaton Electric G.m.b.H.	Germany
Eaton Electrical IP G.m.b.H. & Co. KG	Germany
Eaton Germany G.m.b.H.	Germany
Eaton GmbH & Co. KG	Germany
Eaton Holding SE & Co. KG	Germany
Eaton Industrial IP G.m.b.H. & Co. KG	Germany
Eaton Industries G.m.b.H.	Germany
Eaton Industries Holding G.m.b.H.	Germany
Eaton Production International G.m.b.H.	Germany
Eaton SE	Germany
Eaton Technologies G.m.b.H.	Germany
Eaton Technologies IP G.m.b.H. & Co. KG	Germany
FHF Bergbautechnik GmbH & Co. KG	Germany
FHF Funke+Huster Fernsig GmbH	Germany
FHF New World GmbH	Germany
Funke+Huster GmbH	Germany

GeCma Components Electronic GmbH	Germany
Institute for International Product Safety G.m.b.H.	Germany
Martek Power GmbH	Germany
MTL Instruments GmbH	Germany
Sefelec GmbH	Germany
Cooper Univel S.A.	Greece
Digital Lighting Co., Limited	Hong Kong
Eaton Electric & Engineering Services Limited	Hong Kong
Eaton Enterprises Limited	Hong Kong
Eaton Power Quality Limited	Hong Kong
Martek Power Limited	Hong Kong
Maxiford Trading Limited	Hong Kong
Riseson International Limited	Hong Kong
Santak Electronics Company Limited	Hong Kong
Scoremax Limited	Hong Kong
Silver Victory Hong Kong Limited	Hong Kong
Tai Ah Electrical Ltd.	Hong Kong
True Fortune Limited	Hong Kong
Vickers Systems Limited	Hong Kong
Cooper Bussmann Hungaria Kft.	Hungary
Cooper Hungary Group Financing LLC	Hungary
Eaton Industries KFT	Hungary
Cooper Bussmann India Private Limited	India
Cooper India Private Limited	India
Eaton Electric Private Limited	India
Eaton Fluid Power Limited	India
Eaton Industrial Systems Private Limited	India
Eaton Industries Private Limited	India
Eaton Power Quality Private Limited	India
Eaton Technologies Private Limited	India
Internormen Filters Private Limited	India
MTL Instruments Private Limited	India
PT. Fluid Sciences Batam	Indonesia
Abeiron III Limited	Ireland
Cooper Industries	Ireland
Cooper Industries Holdings (Ireland) Limited	Ireland
Cooper Industries Trading Limited	Ireland
Eaton Finance (Ireland) Limited	Ireland
Eaton Industries (Ireland) Ltd.	Ireland
Tractech (Ireland) Limited	Ireland
Tractech Industries (Ireland) Limited	Ireland
TT (Ireland) Acquisition Limited	Ireland
Filflex LTD	Israel
Cooper Csa Srl	Italy
Eaton Filtration (Italy) S.r.l.	Italy
Eaton Fluid Power S.r.l.	Italy
Eaton Industries (Italy) S.r.l.	Italy
Eaton S.r.l.	Italy
Gitiesse S.r.l.	Italy
MTL Italia Srl	Italy

Cooper Industries Japan K.K.	Japan
Eaton Filtration Ltd.	Japan
Eaton Industries (Japan) Ltd.	Japan
Eaton Japan Co., Ltd.	Japan
Moeller Electric Ltd.	Japan
Eaton Electric S.I.A.	Latvia
Cooper Investment Group S.a.r.l.	Luxembourg
Eaton Controls (Luxembourg) S.a.r.l.	Luxembourg
Eaton Holding II S.a.r.l.	Luxembourg
Eaton Holding III S.a.r.l.	Luxembourg
Eaton Holding IV S.a.r.l.	Luxembourg
Eaton Holding IX S.a.r.l.	Luxembourg
Eaton Holding S.a r.l.	Luxembourg
Eaton Holding V S.a.r.l.	Luxembourg
Eaton Holding VI S.a.r.l.	Luxembourg
Eaton Holding VIII S.a.r.l.	Luxembourg
Eaton Holding X S.a.r.l.	Luxembourg
Eaton Moeller S.a.r.l.	Luxembourg
Eaton Technologies (Luxembourg) S.a.r.l.	Luxembourg
Martek Power SA	Luxembourg
Cooper Industries Malaysia SDN BHD	Malaysia
Eaton Industries Sdn. Bhd.	Malaysia
ETN Asia International Limited	Mauritius
ETN Holding 1 Limited	Mauritius
ETN Holding 2 Limited	Mauritius
ETN Holding 3 Limited	Mauritius
Arrow-Hart, S. de R.L. de C.V.	Mexico
Bussman, S. de R.L. de C.V.	Mexico
Componentes de Iluminacion, S. de R.L. de C.V.	Mexico
Cooper Crouse-Hinds, S. de R.L. de C.V.	Mexico
Cooper Industries Mexico, S. de R.L. de C.V.	Mexico
Cooper Lighting de Mexico, S. de R.L. de C.V.	Mexico
Cooper Mexico Distribucion, S. de R.L. de C.V.	Mexico
Cooper Wiring Devices de Mexico, S.A de C.V.	Mexico
Cooper Wiring Devices Manufacturing, S. de R.L. de C.V.	Mexico
Eaton Controls, S. de R.L. de C.V.	Mexico
Eaton Industries, S. de R.L. de C.V.	Mexico
Eaton Solutions, S. de R.L. de C.V.	Mexico
Eaton Technologies, S. de R.L. de C.V.	Mexico
Eaton Trading Company, S. de R.L. de C.V.	Mexico
Eaton Truck Components, S. de R.L. de C.V.	Mexico
Electromanufacturas, S de R.L. de C.V.	Mexico
Iluminacion Cooper de las Californias, S de R.L. de C.V.	Mexico
Martek Power S.A. de C.V.	Mexico
Eaton Electric S.a.r.l.	Morocco
Blessing International B.V.	Netherlands
Cooper Crouse-Hinds B.V.	Netherlands
Cooper Industries Finance B.V.	Netherlands
Cooper Industries Global B.V.	Netherlands
Cooper Safety B.V.	Netherlands

Eaton B.V.	Netherlands
Eaton C.V.	Netherlands
Eaton Holding I B.V.	Netherlands
Eaton Holding III B.V.	Netherlands
Eaton Holding International I B.V.	Netherlands
Eaton Holding V B.V.	Netherlands
Eaton Holding VI B.V.	Netherlands
Eaton Holding VII B.V.	Netherlands
Eaton Industries (Netherlands) B.V.	Netherlands
Eaton International B.V.	Netherlands
Eaton Moeller B.V.	Netherlands
MTL Instruments B.V.	Netherlands
Scantronic Benelux BV	Netherlands
Stichting Deutschland Investments	Netherlands
Turlock B.V.	Netherlands
Eaton Industries Company	New Zealand
Eaton Industries International (Nigeria) Ltd.	Nigeria
Cooper Crouse-Hinds AS	Norway
Eaton Electric AS	Norway
Hernis Scan Systems A/S	Norway
Norex AS	Norway
Rolec S.A.C.	Peru
Eaton Automotive Components Spolka z.o.o.	Poland
Eaton Automotive Spolka z.o.o.	Poland
Eaton Automotive Systems Spolka z.o.o.	Poland
Eaton Electric Spolka z.o.o.	Poland
Eaton Filtration (Poland) Sp. z.o.o.	Poland
Eaton I Spolka z.o.o.	Poland
Eaton Truck Components Spolka z.o.o.	Poland
Cooper Pretronica Lda.	Portugal
Eaton Madeira SGPS Lda.	Portugal
Cooper Industries Romania SRL	Romania
Eaton Electric S.r.l.	Romania
Eaton Electro Productie S.r.l.	Romania
Cooper Industries Russia LLC	Russia
Eaton LLC	Russia
OOO Moeller Elektrik Produktion Mozhajsk	Russia
Eaton II LP	Scotland
Eaton III LP	Scotland
Eaton Industries LP	Scotland
Eaton IV LP	Scotland
Eaton LP	Scotland
Eaton Manufacturing LP	Scotland
Eaton Electric doo	Serbia
Cooper Crouse-Hinds Pte. Ltd.	Singapore
Eaton Industries Pte. Ltd.	Singapore
FHF Safety Products Pte. Ltd.	Singapore
Hernis Scan Systems - Asia Pte. Ltd.	Singapore
Eaton Electric s.r.o.	Slovak Republic
Eaton Electric (South Africa) Pty Ltd.	South Africa

Eaton Hydraulics (Proprietary) Limited	South Africa
Eaton Truck Components (Proprietary) Ltd.	South Africa
Cooper Korea Ltd.	South Korea
Eaton Industries (Korea) Limited	South Korea
Jeil Hydraulics Co., Ltd.	South Korea
Aeroquip Iberica S.L.	Spain
Cooper Crouse-Hinds, S.A.	Spain
Eaton Industries (Spain) S.L.	Spain
Productos Eaton Livia S.L.	Spain
Eaton Holec AB	Sweden
Eaton Power Quality AB	Sweden
Ultronics Nordic Sales AB	Sweden
Eaton Automation AG	Switzerland
Eaton Automation Holding G.m.b.H	Switzerland
Eaton Industries II G.m.b.H.	Switzerland
Eaton Industries Manufacturing G.m.b.H.	Switzerland
Eaton Manufacturing G.m.b.H	Switzerland
Eaton Manufacturing II G.m.b.H.	Switzerland
Eaton Manufacturing III G.m.b.H.	Switzerland
Centralion Industrial Inc.	Taiwan
Eaton Phoenixtec MMPL Co. Ltd.	Taiwan
RTE Far East Corporation	Taiwan
Eaton Electric Company Ltd.	Thailand
Eaton Industries (Thailand) Ltd.	Thailand
Moeller Electric Ltd.	Thailand
Martek Power Tunisie SARL	Tunisia
Eaton Elektrik Ticaret Limited Sirketi	Turkey
Hortum Teknolojileri Limited Sirketi	Turkey
Polimer Kaucuk Sanayi ve Pazarlama A.S.	Turkey
D.P. Eaton Electric	Ukraine
Eaton Middle East LLC	United Arab Emirates
Cooper Crouse-Hinds (LLC)	United Arab Emirates
Cooper Industries FZE	United Arab Emirates
Cooper Industries Healthcare Solutions FZ-LLC	United Arab Emirates
Eaton FZE	United Arab Emirates
Aphel Ltd.	United Kingdom
Aphel Technologies Ltd.	United Kingdom
Cooper (UK) Group Limited	United Kingdom
Cooper B-Line Limited	United Kingdom
Cooper Bussmann (U.K.) Limited	United Kingdom
Cooper Controls (U.K.) Limited	United Kingdom
Cooper Controls (Watford) Limited	United Kingdom
Cooper Controls Limited	United Kingdom
Cooper Crouse-Hinds (UK) Ltd.	United Kingdom
Cooper Fulleon Limited	United Kingdom
Cooper Industries (England) Limited	United Kingdom

Cooper Industries (U.K.) Limited	United Kingdom
Cooper Industries Investments UK Limited	United Kingdom
Cooper Industries UK Subco Limited	United Kingdom
Cooper Lighting and Safety Limited	United Kingdom
Cooper MEDC Limited	United Kingdom
Cooper Pensions Limited	United Kingdom
Cooper Safety Limited	United Kingdom
Cooper Security Limited	United Kingdom
Crompton Lighting Holdings Limited	United Kingdom
Crompton Lighting International Limited	United Kingdom
DFL Fusegear Limited	United Kingdom
Eaton Aerospace Limited	United Kingdom
Eaton Electric Limited	United Kingdom
Eaton Electric Sales Ltd.	United Kingdom
Eaton Filtration Limited	United Kingdom
Eaton Holding Limited	United Kingdom
Eaton Industries (UK) Limited	United Kingdom
Eaton Industries Limited	United Kingdom
Eaton Limited	United Kingdom
Eaton Power Quality Limited	United Kingdom
Eaton Power Solutions Limited	United Kingdom
EX Innovations Limited	United Kingdom
Firecom Limited	United Kingdom
Fitting Images Technology Limited	United Kingdom
Fotadvise (M.E.W.) Limited	United Kingdom
Hi-Flow Valves Limited	United Kingdom
HITech Instruments Limited	United Kingdom
iLight Group Limited	United Kingdom
iLight Limited	United Kingdom
JSB Electrical Limited	United Kingdom
Kestron Units Limited	United Kingdom
Light Processor Limited	United Kingdom
Lightfactor Contracts Limited	United Kingdom
Lightfactor Sales Limited	United Kingdom
Marata Group Limited	United Kingdom
Martek Power Limited (UK)	United Kingdom
Measurement Technology Limited	United Kingdom
Menvier Limited	United Kingdom
Menvier Overseas Holdings Limited	United Kingdom
Menvier Security Limited	United Kingdom
Mercury Switch Manufacturing Company Limited	United Kingdom
Mount (York) Limited	United Kingdom
Mount Engineering plc	United Kingdom
MSG Leasing Limited	United Kingdom
Nelco Systems Limited	United Kingdom
Next Two (International) Limited	United Kingdom
Next Two Limited	United Kingdom
Ocean Technical Systems Limited	United Kingdom
Polaron Communications Limited	United Kingdom
Polaron Components Limited	United Kingdom

Polaron Cortina Limited	United Kingdom
Polaron Engineering Limited	United Kingdom
Polaron Entropics Limited	United Kingdom
Polaron Manufacturing Limited	United Kingdom
Polaron Schaevitz Limited	United Kingdom
Powertron Limited	United Kingdom
Redapt Engineering Co. Limited	United Kingdom
Regalsafe Limited	United Kingdom
Rossula Limited	United Kingdom
RTK Instruments Limited	United Kingdom
Scantronic Holdings Limited	United Kingdom
Scantronic International Limited	United Kingdom
Scantronic Limited	United Kingdom
The MTL Instruments Group Limited	United Kingdom
Ultronics Limited	United Kingdom
Zero 88 Lighting Limited	United Kingdom
Eaton Electrical, S.A.	Venezuela

(A)	Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.